EXHIBIT 23.1



                          INDEPENDENT AUDITOR'S CONSENT



      We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Holdings of our report dated February 8, 2002 appearing in this Annual Report on Form 10-K of American River Holdings for the year ended December 31, 2001.




                                                /s/ Perry-Smith LLP



Sacramento, California
March 25, 2002


                                       87